                                                                     EXHIBIT 1.2

                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT

CUTOFF DATE:    FEBRUARY 28, 1997                       GROUP:         INV #811
REPORT DATE:    MARCH 25, 1997                          SERIES:        1987-2


SECTION 1 - MORTGAGE POOL ADMINISTRATION

===============================================================================================
                                       # OF       P & I            POOL               POOL
POOL ACTIVITY                         LOANS      CONSTANT         INTEREST          PRINCIPAL
===============================================================================================
Beginning Balance                        38      54,250.11                         6,424,050.92
                                 --------------------------------------------------------------
Installments                                                      45,926.19           10,350.08
                                 --------------------------------------------------------------
Curtailments                                                                             976.20
                                 --------------------------------------------------------------
Liquidations                              0           0.00             0.00                0.00
                                 --------------------------------------------------------------
Other                                                 0.00             6.24                0.00
                                 --------------------------------------------------------------
Ending Balance                           38      54,250.11                         6,412,724.64
                                 ==============================================================
                                                        SERVICING FEE:                 2,107.53
                                                                                   ------------

                      TOTAL
DELINQUENTS            DELQ       30 DAYS       60 DAYS         90 DAYS +             F/C
===============================================================================================
# Of Loans                0             0                0                0                   0
                -------------------------------------------------------------------------------
Princ Bal              0.00          0.00             0.00             0.00                0.00
                -------------------------------------------------------------------------------
% Delq                 0.00%         0.00%            0.00%            0.00%               0.00%
                -------------------------------------------------------------------------------

                                                   INTEREST        PRINCIPAL              S/F

Amount Prepaid                                     9,465.84         2,153.69             464.54
                                            ---------------------------------------------------
Amount Delinquent                                      0.00             0.00               0.00
                                            ---------------------------------------------------


SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Jun-2017                                NOTE RATE = (           8.274616%)
WAMG = 2.67080

  A. CONSTANT                      B. SCHEDULED                C. SCHED.
                                      INTEREST                    PRINCIPAL
---------------------------------------------------------------------------
    54,250.11                        44,240.73                    10,009.38
---------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS            1987-2             FEBRUARY 28, 1997

=============================================================================================
   A. SCHEDULED              B. ADDITIONAL      C. PREPAIDS        D. OTHERS     E. TOTAL
      PRINCIPAL                 PRINCIPAL          IN FULL                          PRINCIPAL
=============================================================================================
      10,009.38                     976.20             0.00             6.24        10,991.82
=============================================================================================
F. Int. Distribution Amount (Yield                7.913760%)                        42,311.39
                                                                              ---------------
G. Total Distribution Amount (Principal & Interest)                                 53,303.21
                                                                              ===============
H. Certificates A-1 Distribution
                                  (E x 91.4%)  Princ:              10,046.52
                                  (E x 91.4%)  Int:                38,672.61
                                                                              ---------------
                                                                                    48,719.13
                                                                              ===============
I. Certificate B Distribution (G x 8.6%)
                                   (E x 8.6%)  Princ:                 945.30
                                   (F x 8.6%)  Int:                 3,638.78
                                                                              ---------------
                                                                                     4,584.08
                                                                              ===============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
=============================================================================================
A. Beginning Aggregate Security Balance                                          6,415,871.92
                                                                              ---------------
B. Principal Distribution Amount                                                    10,991.82
                                                                              ---------------
C. Ending Aggregate Security Balance                                             6,404,880.10
                                                                              ===============
MEMO ITEM
=============================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                 N/A
                                                                              ---------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (91.4% of Security Balance)                                      5,854,061.42
                                                                              ---------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (8.6% of Security Balance)                                         550,818.68
                                                                              ---------------

All distributions required to be made by First Interstate Bank for the reporting
month of: Feb 97                           Payable: Mar 26, 97 have been made.

Certified by:

/s/ MICHAEL DRAWDY
---------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

================================================================================
                    SUBORDINATED AMOUNT          1987-2        FEBRUARY 28, 1997
================================================================================
                                                PERCENT               DOLLARS
 A.  BEGINNING BALANCE                               8.6           3,953,444.93
                                                -------------------------------
 B.  AGGREGATE LOSSES                                                  2,500.68
                                                -------------------------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                         0.00
                                                                   ------------
 D.  ENDING BALANCE                                  8.6           3,950,944.25
===============================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                              3,607,475.94
                                                                   -------------
 B.  (+) INTEREST CREDITED                                             15,489.12
                                                                   -------------
 C.  (-) INTEREST WITHDRAWN                                            15,489.12
                                                                   -------------
 D.  (+)  CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                    945.30
                                                                   -------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                    3,638.78
                                                                   -------------
 F.  (-)  TRANSFER TO WMC                                                   0.00
                                                                   -------------
 G.  SUB TOTAL                                                      3,612,060.02
================================================================================
 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                   0.00
                                                                   -------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                         1,150,920.70
                                                                   -------------
   SPECIFIED RESERVE FUND:                                          3,608,450.00
                                                                   -------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                   3,610.02
                                                                   -------------
    (equal to amt over Specified Reserve Fund Limit)
--------------------------------------------------------------------------------
 H.  ENDING BALANCE                                                 3,608,450.00
================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 811

                                                   6,412,724.64
                (+)                                    2,153.69
                (-)                                        0.00
                (-)                                   10,009.38
                (+)                                        0.00
                (-)                                        6.24

                                                   6,404,862.71

                                                   6,404,880.10

                                                         (17.39)

                 RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

                (+)                                   11,619.53
                (-)                                      464.54
                (-)                                        0.00
                (+)                                        0.00
                (+)                                      976.20
                (+)                                        6.24
                (-)                                        0.29
                (+)                                        0.00
                (+)                                        0.00
                (-)                                        0.00

                                                      12,137.14

                                                      12,306.65

                                                         169.51 Pull #838974498

                          SENIOR SUBORDINATED PASS-THRU
                          SPECIFIED RESERVE FUND LIMITS


REPORTING MONTH:  2/28/97                                              1987-2
                                                                     ----------
      (A)       TERM                                                         30
      (B)       LOAN TYPE                                                  ARMS
      (C)       CLASS A %                                                  91.40%
      (D)       CLASS B %                                                   8.60%
      (E)       ORIGINAL AGGREGATE BALANCE                           45,970,290
      (F)       CURRENT UPB                                           6,412,725
      (G)       RULE CHANGE DATE                                       01/01/98
      (H)       ORIGINAL CUTOFF DATE                                   12/01/87

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

      (I)       PREVIOUS SUBORDINATED AMT                             3,953,445
      (J)       CLASS B % OF CURR UPB (E)x(D)                         3,953,445
      (K)       AGGREGATE LOSSES                                          2,501
      (L)       SUB AMT UNTIL RULE CHANGE DATE (J-K)                  3,950,944

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)


      (M)       ADVANCE RESERVE                                         209,000
      (N)       1% OF CURR AGG BAL (E) x .01                            459,703
      (O)       O.S. UPB CLASS B (F)x(D)                                551,494
      (P)       SUBORD AMT - OS UBP CLASS B (L)-(O)                   3,399,450
      (Q)       ADV RES + GRT'R OF: (N) or (P)                        3,608,450
                                                                     ----------
MINIMUM RESERVE FUND

      (R)       O.S. UPB 3 LARGEST LNS                                1,150,921
      (S)       SUBORDINATED AMOUNT (L)                               1,359,921
                                                                     ----------
      (T)       SPECIFIED RESERVE FUND = > OF (Q)or(S)                3,608,450
                                                                     ==========
      (U)       CURRENT RESERVE FUND BALANCE                          3,608,450

STATUS OF INITIAL DEPOSIT

      (V)       ORIGINAL INITIAL DEPOSIT                                 53,000

                                      RULES
                                      -----
SUBORDINATED AMOUNT                            AFTER RULE CHANGE DATE: SUB AMOUNT =
UNTIL RULE CHANGE DATE: SUB AMOUNT =           LESSER OF A: PREVIOUS SUB AMOUNT AND
CLASS B % OF ORIG AGGR BAL                                   B: THE SUM OF
LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                         (x) CLASS B % OF CURRENT UPB
                                                                (y) 1/1998 80% OF (A)-(x)  }
                                                                    1/1999 60% OF (A)-(x)  }
                                                                    1/2000 40% OF (A)-(x)  } REDUCTION SCHEDULE
                                                                    1/2001 20% OF (A)-(x)  }
                                                                    1/2002+ 0% OF (A)-(x)  }

HOWEVER:

      (B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES -7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

THE SUM OF (i) ADVANCE RESERVE                                THE SUM OF (i) ADVANCE RESERVE
AND       (ii) THE GREATER OF                                 AND       (ii) THE GREATER OF
                               (a) 1% OF ORIGINAL AGGR BAL                   (a) 1% OF CURRENT O.S. AGGR BAL
                               (b) SUB AMOUNT - O.S. BAL CLASS B             (b) SUB AMOUNT - O.S. BAL CLASS B

HOWEVER;
(ii) CANNOT BE < THE SMALLER OF:  (a) THE O.S. UPB 3 LRGST LOANS ....
                                              (b) SUB AMOUNT
                          NOR >: SUBORDINATED AMOUNT
WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>